UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 07, 2024

BENCHMARK ELECTRONICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-10560	74-2211011
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 South Rockford Drive
Tempe, Arizona		85288
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (623) 300-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BHE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2024, Benchmark Electronics, Inc. (the “Company”) announced the appointment of Bryan Schumaker, 48, as Executive Vice President (EVP), Chief Financial Officer (CFO) and Principle Accounting Officer.

His appointment will be effective October 8, 2024. Most recently Mr. Schumaker served as EVP and CFO of SOURCE Global, PBC, who produces the world’s first fully renewable drinking water system. Prior to that assignment Mr. Schumaker held CFO roles at TPI Composites, Inc. (NASDAQ:TPIC) and 8point3 Energy Partners (NASDAQ:CAFD), while previously serving as Senior Vice President and Chief Accounting Officer for First Solar, Inc. (NASDAQ:FSLR). Mr. Schumaker holds a Bachelor of Business Administration in Accounting from the University of New Mexico and is a Certified Public Accountant.

Mr. Schumaker’s compensation will include the following:

•
a base salary of $535,000 per year;
•
a one-time sign-on cash payment of $50,000 which would be repaid pro rata if he left the Company within 1 year following his start date;
•
participation in the Company’s annual incentive plan with a target incentive award of 80% of his annual eligible pay at target achievements, on the same terms and conditions as the other executives of the Company participating in such plan, starting with the 2025 fiscal year;
•
participation in the Company’s long-term incentive plan, including an award with a target value of $1,400,000, comprised of 50% restricted stock units vesting ratably over 3 years and 50% performance-based restricted stock units vesting at the end of the 3 year performance period ending in 2026;
•
participation in the Company’s deferred compensation plan, executive health screening, tax planning reimbursement and other health and benefit programs the Company offers to its executives on the same terms and conditions as the other executives participating in such plans and programs.

Item 8.01 Other Events.

On October 7, 2024, the Company issued a press release announcing the appointment of Bryan Schumaker as CFO of the Company, effective immediately. The press release is incorporated herein by reference to Exhibit 99.1 filed herewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release, dated October 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Date:	October 7, 2024	By:	/s/ Stephen J. Beaver
Stephen J. Beaver, Esq. Senior Vice President, General Counsel and Chief Legal Officer